      As filed with the Securities and Exchange Commission on July 15, 1999
                                                      Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                          AMYLIN PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                                          33-0266089
(State of Incorporation)                     (I.R.S. Employer Identification No.

                                   ----------

                             9373 TOWNE CENTRE DRIVE
                               SAN DIEGO, CA 92121
                    (Address of principal executive offices)

                             1991 STOCK OPTION PLAN

                          EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plans)


                               Joseph C. Cook, Jr.
                Chairman of the Board and Chief Executive Officer
                             9373 Towne Centre Drive
                               San Diego, CA 92121
                                 (619) 552-2200
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   ----------

                                   Copies to:
                              Thomas A. Coll, Esq.
                               COOLEY GODWARD LLP
                        4365 Executive Drive, Suite 1100
                               San Diego, CA 92121
                                 (619) 550-6000

                                   ----------

                                                  CALCULATION OF REGISTRATION FEE
================================================================================================================================
                                                           Proposed Maximum           Proposed Maximum
    Title of Securities      Amount to be Registered           Offering                  Aggregate                 Amount of
     to be Registered                  (1)                Price per Share (2)        Offering Price (2)         Registration Fee
--------------------------------------------------------------------------------------------------------------------------------
 Stock Options and Common         900,000 shares                 $2.69                   $2,421,000                 $673.04
  Stock, par value $0.001
         per share
================================================================================================================================

(1) Includes 800,000 shares issuable under the 1991 Stock Option Plan of Amylin Pharmaceuticals, Inc. (the "Company" or the "Registrant") and 100,000 shares issuable under the Company's Employee Stock Purchase Plan.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rules 457(c) and (h)(1) of the Securities Act of 1933, as amended (the "Securities Act"). The price per share and aggregate offering price are calculated based upon the average of the high and low prices of the Company's Common Stock on July 13, 1999 as reported on the Nasdaq SmallCap Market.

                                       2.

                    INCORPORATION BY REFERENCE OF CONTENTS OF
         REGISTRATION STATEMENT ON FORM S-8 NO. 33-45092, NO. 33-47604,
                         NO. 33-85512 AND NO. 333-02896


     The contents of Registration Statement on Form S-8 Nos. 33-45092, 33-47604, 33-85512 and 333-02896 filed with the Securities and Exchange Commission on January 17, 1992, May 4, 1992, October 26, 1994 and March 28, 1996 are
incorporated by reference herein.


                                    EXHIBITS

EXHIBIT
 NUMBER   DESCRIPTION
-------   -----------
   4.1    Amended and Restated Certificate of Incorporation of the Registrant.(1)

   4.2    Amended and Restated Bylaws of the Registrant.(1)

   4.3    Certificate of Amendment of Amended and Restated Certificate of Incorporation of
          the Registrant.(2)

   4.4    Certificate of Designation of the 5% Series A Convertible Preferred Stock of the
          Registrant.(3)

   5.1    Opinion of Cooley Godward LLP.

  23.1    Consent of Ernst & Young LLP, Independent Auditors.

  23.2    Consent of Cooley Godward LLP is contained in Exhibit 5 to this Registration
          Statement.

  24.1    Power of Attorney is contained on the signature pages.

  99.1    1991 Stock Option Plan, as amended.(2)

  99.2    Employee Stock Purchase Plan, as amended.

-----------------------
(1) Filed as an exhibit to the Registrant's Registration Statement on Form S-1 (No. 33-44195) or amendments thereto and incorporated herein by reference.

(2) Filed as an exhibit to the Registrant's Registration Statement on Form S-3 (No. 333-58831) or amendments thereto and incorporated herein by reference.

(3) Filed as an exhibit to Registrant's annual report on Form 10-K for the year ended December 31, 1998 and incorporated herein by reference.

                                       1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on July 14, 1999.


                                        AMYLIN PHARMACEUTICALS, INC.


                                        By: /s/ Joseph C. Cook, Jr.
                                            ------------------------------------
                                            Joseph C. Cook, Jr.
                                            Chairman of the Board and Chief
                                            Executive Officer


                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joseph C. Cook, Jr. and Nancy K. Dahl, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                                       2.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


             SIGNATURE                           TITLE                           DATE
             ---------                           -----                           ----


/s/ Joseph C. Cook, Jr.                Chairman of the Board and Chief       June 30, 1999
-----------------------------------    Executive Officer
Joseph C. Cook, Jr.                    (Principal Executive, Financial and
                                       Accounting Officer)

/s/ James C. Blair                     Director                              June 30, 1999
-----------------------------------
James C. Blair


/s/ James C. Gaither                   Director                              June 30, 1999
-----------------------------------
James C. Gaither


/s/ Ginger L. Graham                   Director                              June 30, 1999
-----------------------------------
Ginger L. Graham


/s/ Howard E. Greene, Jr.              Director                              June 30, 1999
-----------------------------------
Howard E. Greene, Jr.


/s/ Vaughn M. Kailian                  Director                              June 30, 1999
-----------------------------------
Vaughn M. Kailian

                                       Director                              July 15, 1999
/s/ Vaughn D. Bryson
------------------------------------
Vaughn D. Bryson

                                       3.

                                    EXHIBITS

EXHIBIT
 NUMBER   DESCRIPTION
-------   -----------
   4.1    Amended and Restated Certificate of Incorporation of the Registrant.(1)

   4.2    Amended and Restated Bylaws of the Registrant.(1)

   4.3    Certificate of Amendment of Amended and Restated Certificate of Incorporation of
          the Registrant.(2)

   4.4    Certificate of Designation of the 5% Series A Convertible Preferred Stock of the
          Registrant.(3)

   5.1    Opinion of Cooley Godward LLP.

  23.1    Consent of Ernst & Young LLP, Independent Auditors.

  23.2    Consent of Cooley Godward LLP is contained in Exhibit 5 to this Registration
          Statement.

  24.1    Power of Attorney is contained on the signature pages.

  99.1    1991 Stock Option Plan, as amended.(2)

  99.2    Employee Stock Purchase Plan, as amended.

-----------------------
(1) Filed as an exhibit to the Registrant's Registration Statement on Form S-1 (No. 33-44195) or amendments thereto and incorporated herein by reference.

(2) Filed as an exhibit to the Registrant's Registration Statement on Form S-3 (No. 333-58831) or amendments thereto and incorporated herein by reference.

(3) Filed as an exhibit to Registrant's annual report on Form 10-K for the year ended December 31, 1998 and incorporated herein by reference.

                                       4.